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                                                                   EXHIBIT 10.36

                             -----------------------

                             Dated: February 5, 2002

                             -----------------------

                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

                               - by and between -

                          HOLLYWOOD CASINO CORPORATION

                                     - and -

                               EDWARD T. PRATT III

                             -----------------------

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                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

          THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this "Agreement") is
                                                                ---------
made and entered into as of February 5, 2002, to be effective as of January 1, 2002 (the "Effective Date"), by and between Hollywood Casino Corporation, a
           --------------
Delaware corporation (together with its successors and assigns permitted hereunder, "Employer"), and Edward T. Pratt III ("Employee").
            --------                              --------

          WHEREAS, Employer is a corporation, duly organized and existing under the laws of the State of Delaware, which develops and/or operates riverboat and dockside casinos and related support facilities in emerging and established gaming jurisdictions and which has a need for qualified, experienced personnel;

          WHEREAS, Employee is an adult individual currently residing at 3307 Beverly Drive, Dallas, Texas 75205;

          WHEREAS, Employee is currently employed by Employer pursuant to an Employment Agreement, dated as of January 1, 2000, by and between Employer and Employee (the "Prior Employment Agreement");
               --------------------------

          WHEREAS, Employer desires to continue to employ Employee in an executive capacity with Employer, and Employee desires to continue to be employed by Employer in said capacity under the terms and pursuant to the conditions set forth herein;

          WHEREAS, the parties hereto deem it desirable and in the best interests of Employer and its stockholders for Employer to continue to employ Employee on the terms and conditions set forth herein; and

          WHEREAS, this Agreement amends, restates and supercedes the Prior Employment Agreement in its entirety.

          NOW, THEREFORE, for and in consideration of the foregoing recitals, and in consideration of the mutual covenants, agreements, understandings, undertakings, representations, warranties and promises hereinafter set forth, and intending to be legally bound thereby, Employer and Employee do hereby covenant and agree as follows:

     1. DEFINITIONS. As used in this Agreement, the words and terms hereinafter
        -----------
defined have the respective meanings ascribed to them herein, unless a different meaning clearly appears from the context:

          (a) "Affiliate" - means, with respect to any Person, any other Person
               ---------
     directly or indirectly controlling, controlled by or under common control with such first Person and includes, without limitation, such first Person's Subsidiaries. For purposes of the immediately preceding sentence, the term "control" (including, with correlative meanings, the terms
               -------
     "controlling", "controlled by" and "under common control with"), as used
      -----------    -------------       -------------------------
     with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

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          (b) "Cause" - means (i) the conviction of Employee of a felony by a
               -----
     court of competent jurisdiction or (ii) the indictment of Employee by a state or federal grand jury of competent jurisdiction for (a) embezzlement or misappropriation of Employer's funds or (b) any act of dishonesty or lack of fidelity by Employee towards Employer.

          (c) "Change of Control" - means the occurrence of one or more of the
               -----------------
     following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Employer to any Person or Group; (ii) the election of two (2) or more persons to the Board of Directors of Employer that do not constitute Continuing Directors; (iii) the death, removal or resignation of two (2) or more Continuing Directors during any twelve (12) month period; or (iv) the ownership or acquisition by any Person or Group of the power, directly or indirectly, to vote or direct the voting of securities having more than 40% of the ordinary voting power for the election of Directors of Employer.

          (d) "Change of Employment" - means the occurrence of any of the
               --------------------
     following: (i) assignment to Employee of any duties inconsistent in any material respect with Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities;
     (ii) any reduction in Employee's compensation; (iii) any termination or reduction of Employee's benefits excluding, for purposes of this clause
     (iii) any termination or reduction in benefits that occurs as a result of a change in employee benefits of Employer generally; (iv) relocation of Employee's position to a geographic region outside of the greater metropolitan area of Dallas, Texas; (v) the failure of Employee to be elected to the Board of Directors of Employer; and (vi) any material breach of this Agreement by Employer which is not cured by Employer within fifteen
     (15) days after receipt of written notice of such breach given by Employee.

          (e) "Complete Disability" - means the inability of Employee, due to
               -------------------
     illness or accident or other mental or physical incapacity, to perform his obligations under this Agreement for a period of one hundred eighty (180) calendar days in the aggregate over a period of three hundred sixty (360) consecutive calendar days, such "Complete Disability" to become effective upon the expiration of such one hundred eightieth (180th) day.

          (f) "Confidential Information" - means any information in any form,
               ------------------------
     regardless of the medium or media by which such information is recorded or communicated, that is in the possession of Employee being neither in the public domain nor routinely available to third parties, and if directly or indirectly disclosed to Employer's competitors would (i) assist such competitors in competing against Employer, (ii) diminish or eliminate any competitive advantage now enjoyed by Employer, (iii) cause financial injury or loss to Employer or (iv) reveal proprietary information or trade secrets of Employer.

          (g) "Continuing Director" - means, as of the date of determination,
               -------------------
     any Person who either (i) was a member of the Board of Directors of Employer as of the date of this Agreement or (ii) was nominated for election or elected to the Board of Directors

                                       2

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     of Employer with the affirmative vote of a majority of the Continuing
     Directors who were members of the Board of Directors of Employer as of the date of this Agreement.

          (h) "Group" - means any group of related Persons for purposes of
               -----
     Section 13(d) of the Securities and Exchange Act of 1934, as amended.

          (i) "Person" - means any individual, partnership, joint venture,
               ------
     trust, corporation, limited liability entity, unincorporated organization or other entity (including a governmental entity).

          (j) "Subsidiary" - means, in respect of any Person, any corporation,
               ----------
     association, partnership or other business entity of which more than 50% of the total voting power of shares capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii) one or more Subsidiaries of such Person.

          (k) "Threatened Change of Control" - means the occurrence of one or
               ----------------------------
     more of the following events: (i) Employer (or any Affiliate of Employer) entering into an agreement, the consummation of which would result in the occurrence of a Change of Control; (ii) any Person (including, without limitation, Employer) publicly announcing an intention to take or to consider taking actions which, if consummated, would constitute a Change of Control; (iii) any Person or Group becoming the beneficial owner, directly or indirectly, of securities of Employer representing forty percent (40%) or more of the combined voting power of Employer's then outstanding securities then entitled to vote for the election of directors; or (iv) the Board of Directors of Employer notifying Employee in writing that a threat of a Change of Control exists.

     2. PRIOR EMPLOYMENT. This Agreement supersedes and replaces any and all
        ----------------
prior employment agreements, whether written or oral, by and between Employee, on the one hand, and Employer or Employer's Affiliates, on the other hand, including, without limitation, the Prior Employment Agreement. From and after the Effective Date, Employee shall continue to be an employee of Employer under the terms and pursuant to the conditions set forth in this Agreement.

     3. BASIC EMPLOYMENT AGREEMENT. Subject to the terms and pursuant to the
        --------------------------
conditions hereinafter set forth, Employer hereby continues to employ Employee during the Term to serve in a managerial or executive capacity, under a title and with such duties not inconsistent with those set forth in Section 4 of this Agreement.

     4. DUTIES OF EMPLOYEE. Employee shall perform such duties assigned to
        ------------------
Employee by Employer as are generally associated with the duties of Chairman of the Board of Directors of Employer and President and Chief Executive Officer of Employer, including but not limited to (i) the selection and delegation of duties and responsibilities of subordinates and (ii) the direction, review and oversight of all operations and programs under Employee's supervision; and such other and further duties specifically related to such duties as may be

                                       3

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assigned to Employee by Employer. In the performance of his duties hereunder,
Employee shall report directly to the Board of Directors of Employer.

     5. ACCEPTANCE OF EMPLOYMENT. Employee hereby unconditionally accepts the
        ------------------------
employment set forth hereunder, under the terms and pursuant to the conditions set forth in this Agreement. Employee hereby covenants and agrees that, during the Term, Employee will devote the whole of his normal and customary working time and best efforts solely to the performance of Employee's duties under this Agreement.

     6. TERM. The term of this Agreement shall commence on the Effective Date
        ----
and expire at 11:59 p.m. on December 31, 2005 (the "Term") unless sooner
                                                    ----
terminated as provided herein; provided, however, that the Term shall be extended for successive terms of one (1) year each unless either party advises the other, at least one hundred twenty (120) days prior to the end of the initial term or annual extension, as the case may be, that it will not agree to so extend the Term.

     7. SPECIAL TERMINATION PROVISIONS. Notwithstanding the provisions of
        ------------------------------
Section 6 above, Employee's employment with Employer may terminate prior to the end of the Term in accordance with the provisions set forth below.

          (a) Death of Employee. Employee's employment with Employer shall
              -----------------
     terminate upon the death of Employee; provided, however, that any and all of Employee's salary, benefits and other compensation (including, without limitation, Employee's pro-rated Target Bonus (as defined in Section 8(c))) through the date of termination of employment shall be paid to the heirs of Employee in the event of such death; provided, further, that Employer shall confirm in writing to Employee's heirs, Employer's further obligation to pay to such heirs Employee's Base Salary (at the highest rate in effect during the twelve (12) months prior to termination) and the Target Bonus for three (3) years after the date of termination of employment.

          (b) Disability of Employee. Employee's employment with Employer shall
              ----------------------
     terminate upon Employer giving written notice to Employee of the termination of such employment upon the occurrence of Complete Disability of Employee; provided, however, that any and all of Employee's salary, benefits and other compensation (including, without limitation, Employee's pro-rated Target Bonus) through the date of termination of employment shall be paid to Employee in the event of termination for Complete Disability; provided, further, that Employer shall be obligated to pay to Employee his Base Salary (at the highest rate in effect during the twelve (12) months prior to termination) and the Target Bonus for three (3) years after the date of termination of employment less any disability insurance proceeds
                                       ----
     paid to Employee from disability insurance policies provided by Employer, payable to Employee in one lump sum payment on the date of termination.

          (c) Cause. Employee's employment with Employer shall terminate upon
              -----
     Employer giving written notice to Employee of the termination of such employment for Cause; provided, however, that any and all salary, benefits and other compensation (but

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     excluding any Bonus (as defined in Section 8(c)) or Target Bonus payments)
     through the termination of employment shall be paid to Employee.

          (d) Without Cause. Employee's employment with Employer shall terminate
              -------------
     upon Employer giving written notice to Employee of the termination of such employment without Cause; provided, however, that any and all of Employee's salary, benefits and other compensation (including, without limitation, Employee's pro-rated Target Bonus) through the date of termination of employment shall be paid to Employee in the event of termination without Cause; provided, further, that (i) Employer shall be obligated to pay to Employee his Base Salary (at the highest rate in effect during the twelve
     (12) months prior to termination) and the Target Bonus for three (3) years after the date of termination of employment, payable to Employee in one lump sum payment on the date of termination, and (ii) Employee shall be entitled, at the option of Employer, to (A) continue to receive benefits under Section 8(d) (including, without limitation, self employment retirement plan credit for age and years of service with Employer) for a period of three (3) years or (B) receive a cash payment equal to the after-tax value of such benefits.

          (e) Change of Employment. Employee's employment with Employer shall
              --------------------
     terminate upon Employee giving written notice to Employer of the termination of such employment upon the occurrence of a Change of Employment; provided, however, that any and all of Employee's salary, benefits and other compensation (including, without limitation, Employee's pro-rated Target Bonus) through the date of termination of employment shall be paid to Employee in the event of termination upon the occurrence of a Change of Employment; provided, further, that (i) Employer shall be obligated to pay to Employee his Base Salary (at the highest rate in effect during the twelve (12) months prior to termination) and the Target Bonus for three (3) years after the date of termination of employment, payable to Employee in one lump sum payment within ten (10) days of termination and
     (ii) Employee shall be entitled, at the option of Employer, to (A) continue to receive benefits under Section 8(d) (including, without limitation, self employment retirement plan credit for age and years of service with Employer) for a period of three (3) years or (B) receive a cash payment equal to the after-tax value of such benefits.

          (f) Change of Control. Upon or following the occurrence of a Change of
              -----------------
     Control, Employee's employment with Employer may be terminated by Employee upon giving written notice to Employer and, if so terminated, (i) Employer shall be obligated to pay to Employee (A) all of Employee's salary, benefits and other compensation (including, without limitation, Employee's pro-rated Target Bonus) through the date of termination of employment and
     (B) his Base Salary (at the highest rate in effect during the twelve (12) months prior to termination) and the Target Bonus for three (3) years after the date of termination of employment less any Base Salary and Bonus
                                           ----
     amounts (not attributable to a prior period) paid to Employee since the date the Change of Control occurred, payable to Employee in one lump sum payment (1) on the date of termination if such termination is by Employer and (2) within ten (10) days of termination if such termination is by Employee, and (ii) Employee shall be entitled, at the option of Employer, to (A) continue to receive benefits under Section 8(d) (including, without

                                       5

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     limitation, self employment retirement plan credit for age and years of service with Employer) through the third anniversary of the Change of Control or (B) receive a cash payment equal to the after-tax value of such benefits. To ensure prompt payment of any amounts that may be owed to Employee pursuant to this Section 7(f), Employer agrees to fund such amounts into a "rabbi trust" (in a form, and using a trustee and fiduciary, mutually satisfactory to Employer and Employee) upon the occurrence of a Threatened Change of Control. Employer and Employee agree to select such trustee and fiduciary and to negotiate the terms of the "rabbi trust" within thirty (30) days of the date of this Agreement.

          (g) Full Settlement, Mitigation. In no event shall Employee be
              ---------------------------
     obligated to seek other employment or take any other action by way of mitigation of the amounts payable to Employee under any of the provisions of this Agreement and such amounts shall not be reduced whether or not Employee obtains other employment. Nothing contained herein or the satisfaction of any obligation hereunder by Employer shall have any affect (including, but not limited to, constituting a waiver or satisfaction or release) on any rights, privileges or interests of Employee pursuant to any other agreement or contract with Employer.

     8. COMPENSATION TO EMPLOYEE. For and in complete consideration for
        ------------------------
Employee's full and faithful performance of his duties under this Agreement, Employer hereby covenants and agrees to pay to Employee, and Employee hereby covenants and agrees to accept from Employer, the following items of compensation:

          (a) Base Salary. Employer hereby covenants and agrees to pay to
              -----------
     Employee, and Employee hereby covenants and agrees to accept from Employer, an annual base salary of $600,000 (the "Base Salary"), effective as of the
                                             -----------
     Effective Date, payable in such equal regular installments in accordance with Employer's payroll practices, as the same may be amended, modified or changed from time to time. The Base Salary shall be exclusive of and in addition to any other benefits which Employer, in its sole discretion, may make available to Employee, including, but not limited to, any benefits provided to Employee under Section 8(d).

          (b) Base Salary Adjustment. The Base Salary may be adjusted at such
              ----------------------
     time and in such manner as the Compensation Committee of the Board of Directors of Employer may determine in accordance with the executive compensation policy of Employer then in effect; provided, however, that the Base Salary shall never be less than $600,000 per annum.

          (c) Incentive Bonus. Employee shall be eligible to receive one or more
              ---------------
     incentive compensation bonuses (each a "Bonus") pursuant to the incentive
                                             -----
     bonus program of Employer. Under Employer's incentive bonus program, Employee's Bonus shall have a target of no less than $350,000 per calendar year (the "Target Bonus") conditioned upon the achievement of annual
                ------------
     operational and financial milestones approved by the Compensation Committee of the Board of Directors of Employer. Any such Bonus shall be payable by Employer to Employee in accordance with the terms of the applicable incentive bonus program, but no later than the first business day of March

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     of the year following the calendar year for which the Bonus is accrued, and, where applicable, shall be prorated based upon the number of days Employee was employed by Employer during such calendar year. Any Bonus shall be in addition to benefits provided to Employee under Section 8(d).

          (d) Employee Benefit Plans. Employer hereby covenants and agrees that
              ----------------------
     it shall include Employee, if otherwise eligible, in any pension plans, retirement plans, company life insurance plans, medical and/or hospitalization plans, bonus plans, stock option plans and/or any and all other benefit or incentive plans which may be placed in effect by Employer during the Term of this Agreement. The existence of this Agreement shall not prohibit or restrict Employee's entitlement to full participation in the executive compensation, employee benefit and other plans or programs in which members of senior management of Employer are eligible to participate.

          (e) Expense Reimbursement. During the Term of this Agreement, Employer
              ---------------------
     shall either pay directly or reimburse Employee for Employee's reasonable expenses incurred for the benefit of Employer in accordance with Employer's general policy regarding reimbursement, as the same may be amended, modified or changed from time to time. Such reimbursable expenses shall include, but are not limited to, reasonable entertainment and promotional expenses, gift and travel expenses, dues and expenses of membership in clubs, professional societies and fraternal organizations and the like. Prior to reimbursement, Employee shall provide Employer with sufficient detailed invoices of such expenses in accordance with the then applicable guidelines of the Internal Revenue Service so as to permit Employer to claim a deduction of such expenses.

          (f) Licensing Expenses. Employer hereby covenants and agrees that
              ------------------
     Employer shall pay all licensing fees and expenses incurred by Employee in securing and maintaining such licenses and permits required of Employee in order to perform his duties under this Agreement.

          (g) Vacations and Holidays. Commencing as of the Effective Date of
              ----------------------
     this Agreement, Employee shall be entitled to (i) annual paid vacation leave in accordance with Employer's standard policy therefor, but in no event less than four (4) weeks per calendar year, to be taken at such times as selected by Employee and approved by Employer, and (ii) the following paid holidays (or, at Employer's option, an equivalent number of paid days off): New Year's Day, Dr. Martin Luther King, Jr.'s Birthday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     9. LICENSING REQUIREMENTS. Employer and Employee hereby covenant and agree
        ----------------------
that this Agreement may be subject to the approval of: (i) the Illinois Gaming Board (the "IGB") pursuant to the provisions of the Illinois Riverboat Gambling
            ---
Act, as amended (the "Illinois Gaming Act"), and the regulations promulgated
                      -------------------
thereunder; (ii) the Mississippi Gaming Commission (the "MGC") pursuant to the
                                                         ---
provisions of the Mississippi Gaming Control Act, as amended (the "Mississippi
                                                                   -----------
Gaming Act"), and the regulations promulgated thereunder; (iii) the Louisiana
----------
Gaming Control Board (the "LGCB") pursuant to the provisions of the Louisiana
                           ----
Riverboat Economic Development and Gaming Control Act, as amended (the
"Louisiana
 ---------

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Gaming Act"), and the regulations promulgated thereunder; and/or (iv) any and
----------
all other gaming authorities with jurisdiction over Employer's casino properties (the "Other Gaming Authorities") and any and all other gaming statutes
      ------------------------
applicable to Employer's casino properties (the "Other Gaming Acts") and the
                                                 -----------------
regulations promulgated thereunder. If this Agreement is required by the Illinois Gaming Act, the Mississippi Gaming Act, the Louisiana Gaming Act and/or the Other Gaming Acts and the regulations promulgated thereunder to be approved by the IGB, the MGC, the LGCB and/or the Other Gaming Authorities, as applicable, but is not so approved by any such gaming regulatory authority, this Agreement shall immediately terminate and shall be null and void and of no further force or effect; provided, however, should this Agreement be required to be approved but is not so approved by the IGB, the MGC, the LGCB and/or the Other Gaming Authorities, Employer and Employee hereby covenant and agree that, with the exception of the provisions of Section 7 and Section 8 of this Agreement, this Agreement shall be modified and amended so as to receive the appropriate approval from the IGB, the MGC, the LGCB and/or the Other Gaming Authorities.

     Employer and Employee hereby covenant and agree that, in order for Employee to discharge the duties required under this Agreement, Employee shall hold any necessary and appropriate casino key employee license (the "License") required
                                                            -------
under the Illinois Gaming Act, the Mississippi Gaming Act, the Louisiana Gaming Act and any Other Gaming Acts. In the event that any applicable gaming regulatory authority (the "Authority") objects to the renewal of Employee's
                           ---------
License or refuses to renew Employee's License, Employer, at Employer's sole cost and expense, shall promptly defend such action and shall take such reasonable steps as may be required to either remove the Authority's objections or secure the Authority's approval. Notwithstanding the foregoing, if the source of the Authority's objections or the Authority's refusal to renew Employee's License arise as a result of either of the events described in Section 1(b) of this Agreement, Employer's obligations under this Section 9 shall not be operative and Employee shall promptly reimburse Employer upon demand for any expenses incurred by Employer pursuant to this Section 9.

     10. CONFIDENTIALITY. Employee hereby warrants, covenants and agrees that,
         ---------------
without the prior express written approval of Employer, Employee shall hold in the strictest confidence and shall not disclose to any person, firm, corporation or other entity, any and all Confidential Information of Employer, including, but not limited to: (a) information, letters, photographs, graphs, samples, or computer software of a confidential nature; (b) information or other documents concerning Employer's business, customers or suppliers; (c) Employer's marketing methods, files and credit and collection techniques and files; or (d) Employer's trade secrets, technical information, design, process, procedure, improvement and other "know-how" or information not of a public nature, regardless of how such information came into the custody of Employee. The warranty, covenant and agreement set forth in this Section 10 shall not expire, shall survive this Agreement and shall be binding upon Employee without regard to the passage of time or other events.

     11. RESTRICTIVE COVENANT. Employee hereby covenants and agrees that, for so
         --------------------
long as Employee remains employed by Employer and for a period of one (1) year after termination of employment pursuant to any of Sections 7(b), (c), (d), (e) or (f), Employee shall not directly or indirectly, either as a principal, agent, employee, employer, consultant, partner, shareholder of a closely held corporation or shareholder in excess of five percent (5%) of a

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publicly traded corporation, corporate officer or director, or in any other individual or representative capacity, (i) engage or otherwise participate in any manner or fashion in any business that is in competition in any manner whatsoever with the principal business activity of Employer or Employer's, in or about any state in which Employer or Employer's Subsidiaries are licensed to conduct casino operations (the "Operating States"), including without limitation
                                ----------------
any waterways which are wholly within the Operating States, which are partly within the Operating States and partly without the Operating States, or which form a boundary between the Operating States and any other state or body public,
(ii) solicit for hire, employment or other retention (whether as an employee, officer, agent, consultant or advisor, contractor or in any capacity whatsoever) any of the employees of Employer or any of its Subsidiaries or (iii) seek to divert or dissuade from continuing to do business with or entering into business with Employer or any of its Subsidiaries, any supplier or customer of Employer or any of its Subsidiaries. Employee hereby further acknowledges and agrees that the restrictive covenant contained in this Section 11 is reasonable as to duration, terms and geographical area and that the same protects the legitimate interests of Employer and Employer's Subsidiaries, imposes no undue hardship on Employee and is not injurious to the public. This Section 11 shall only be binding on Employee if Employer fulfills its obligations under this Agreement, including, without limitation, Employer's obligation to comply with the provisions of Section 7 and Section 8.

     12. COUNTERPARTS. This Agreement may be executed in two or more
         ------------
counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same agreement.

     13. SUCCESSION. This Agreement shall be binding upon and inure to the
         ----------
benefit of Employer and Employee and their respective successors and assigns.

     14. ASSIGNMENT. Neither party shall assign this Agreement or delegate his
         ----------
or its duties hereunder without the express written prior consent of the other party hereto. Any purported assignment in violation of this Section 14 shall be null and void and of no force or effect. Employer and Employee hereby acknowledge and agree that a Change of Control and a Special Change of Control shall not constitute an assignment of this Agreement for purposes of this
Section 14.

     15. AMENDMENT OR MODIFICATION. This Agreement may not be amended, modified,
         -------------------------
changed or altered except by a writing signed by both Employer and Employee.

     16. GOVERNING LAW. This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of Texas in effect on the Effective Date without any regard to the conflict of laws principles thereof.

     17. NOTICES. Any and all notices required under this Agreement shall be in
         -------
writing and shall either hand-delivered or mailed by certified mail, return receipt requested addressed to:

     TO EMPLOYER:        Chairman of the Board
     -----------         Hollywood Casino Corporation
                         Two Galleria Tower, Suite 2200

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                         13455 Noel Road, LB 48
                         Dallas, Texas 75240

     WITH A COPY TO:     General Counsel
     --------------      Hollywood Casino Corporation
                         Two Galleria Tower, Suite 2200
                         13455 Noel Road, LB 48
                         Dallas, Texas 75240

     TO EMPLOYEE:        Edward T. Pratt III
     -----------         3307 Beverly Drive
                         Dallas, Texas 75205

All notices hand-delivered shall be deemed delivered as of the date actually delivered. All notices mailed shall be deemed delivered as of three (3) business days after the date postmarked. Any changes in any of the addresses listed herein shall be made by notice as provided in this Section 17.

     18. INTERPRETATION. The preamble recitals to this Agreement are
         --------------
incorporated into and made a part of this Agreement. Titles of sections are for convenience only and are not to be considered a part of this Agreement.

     19. SEVERABILITY. In the event any one or more provisions of this Agreement
         ------------
is declared judicially void or otherwise unenforceable, the remainder of this Agreement shall survive and such provision(s) shall be deemed modified or amended so as to fulfill the intent of the parties hereto.

     20. DISPUTE RESOLUTION. Except for equitable actions seeking to enforce the
         ------------------
provisions of Section 10 and Section 11 of this Agreement, jurisdiction and venue for which is hereby granted to Dallas County, Texas, any and all claims, disputes or controversies arising between the parties hereto regarding any of the terms of this Agreement or the breach thereof, on the written demand of either of the parties hereto, shall be submitted to and be determined by final and binding arbitration held in Dallas, Texas, in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association. This Agreement to arbitrate shall be specifically enforceable in any court of competent jurisdiction. The results of the arbitration will be binding and conclusive on the parties hereto. Any arbitrator's award or finding or any judgment or verdict thereon will be final and unappealable. In the event Employer and Employee can agree upon the selection of one arbitrator, such arbitrator shall serve as the arbitration panel and shall arbitrate such dispute or controversy pursuant to the terms hereof. In all other circumstances, the arbitration will have three individuals acting as arbitrators as follows: one arbitrator will be selected by Employee, one arbitrator will be selected by Employer, and the two arbitrators so selected will select a third arbitrator. Unless otherwise agreed to by the parties to such dispute or controversy, any arbitrator selected by a party will not be affiliated, associated or related to the party selecting that arbitrator in any matter whatsoever. The decision of the arbitration panel will be binding on all parties. Employer shall pay all costs and expenses of Employer and Employee that are incurred in connection with or as a result of this Section 20.

$$

     21. INDEMNIFICATION. Employer shall, to the fullest extent permitted by
         ---------------
law, indemnify and advance expenses to, and hold Employee forever harmless against, any and all claims, suits, judgments, liabilities, settlements, costs, expenses, assessments, penalties and similar financial imposts and detriments incurred by Employee, whether as an officer or employee of Employer or in any other capacity, including, without limitation, reasonable attorneys' and other experts' fees incurred in connection with any claim or action involving Employee or threatened in connection with the performance by Employee of his duties in connection with the business of Employer, except that Employer shall not be liable for any act or omission of Employee that is found by a court of competent jurisdiction to be an act or omission of gross negligence by Employee or an act of material and willful misconduct by Employee. This Section 21 (and the corresponding obligation of Employer under Section 22) shall survive any termination of this Agreement for the period of the applicable statute of limitations for which any such claim covered by this Section 21 may be brought.

     22. ADVANCEMENT OF EXPENSES.
         -----------------------

          (a) Disputes Under this Agreement. In the event that a claim for
              -----------------------------
     payment or benefits under this Agreement is disputed, Employer shall advance to Employee all costs and expenses, (including attorneys' and other experts' fees) incurred by Employee, including any fees and expenses incurred in connection with Section 20 (collectively, "Employee Expenses"),
                                                            -----------------
     which advancement shall be on a "rolling" basis, in each case within five
     (5) days of presentation by Employee of invoices therefor.

          (b) Other Proceedings. In the event that Employee incurs Employee
              -----------------
     Expenses in defending any civil, criminal, administrative or investigative action, suit or proceeding for which Employee may be indemnified pursuant to Section 21, Employer shall advance to Employee all Employee Expenses, which advancement shall be on a "rolling" basis, in each case within five
     (5) days of presentation by Employee of invoices therefor.

          (c) Reimbursement. Employee hereby agrees to reimburse Employer for
              -------------
     the advancement of any Employee Expenses under this Section 22 if a dispute or action brought by Employee is found by an arbitrator or court of competent jurisdiction (and such finding is binding and no longer appealable) to be frivolous or made in bad faith.

     23. WAIVER. None of the terms of this Agreement, including this Section 23,
         ------
or any term, right or remedy hereunder shall be deemed waived unless such waiver is in writing and signed by the party to be charged therewith and in no event by reason of any failure to assert or delay in asserting any such term, right or remedy or similar term, right or remedy hereunder.

     24. COMPLETE AGREEMENT. This Agreement constitutes the entire agreement
         ------------------
between Employer and Employee with respect to the subject matter hereof and this Agreement supersedes any prior understandings, agreements or undertakings by and between Employer and Employee with respect to the subject matter hereof.

$$

          IN WITNESS WHERE AND INTENDING TO BE LEGALLY BOUND THEREBY, the parties hereto have executed and delivered this Agreement as of the year and date first above written.

                                    EMPLOYER:
                                    --------

                                    HOLLYWOOD CASINO CORPORATION,
                                    a Delaware corporation


                                    By:    /s/  Walter E. Evans
                                        ----------------------------------------
                                        Name: Walter E. Evans
                                        Title: Executive Vice President


                                    EMPLOYEE:
                                    --------


                                           /s/  Edward T. Pratt III
                                    --------------------------------------------
                                    Edward T. Pratt III

$$

                                TABLE OF CONTENTS

                                                                     Page

1.       DEFINITIONS...................................................1

2.       PRIOR EMPLOYMENT..............................................3

3.       BASIC EMPLOYMENT AGREEMENT....................................3

4.       DUTIES OF EMPLOYEE............................................3

5.       ACCEPTANCE OF EMPLOYMENT......................................4

6.       TERM..........................................................4

7.       SPECIAL TERMINATION PROVISIONS................................4

         (a)      Death of Employee....................................4

         (b)      Disability of Employee...............................4

         (c)      Cause................................................4

         (d)      Without Cause........................................5

         (e)      Change of Employment.................................5

         (f)      Change of Control....................................5

         (g)      Full Settlement, Mitigation..........................6

8.       COMPENSATION TO EMPLOYEE......................................6

         (a)      Base Salary..........................................6

         (b)      Base Salary Adjustment...............................6

         (c)      Incentive Bonus......................................6

         (d)      Employee Benefit Plans...............................7

         (e)      Expense Reimbursement................................7

         (f)      Licensing Expenses...................................7

         (g)      Vacations and Holidays...............................7

9.       LICENSING REQUIREMENTS........................................7

10.      CONFIDENTIALITY...............................................8

11.      RESTRICTIVE COVENANT..........................................8

12.      COUNTERPARTS..................................................9

13.      SUCCESSION....................................................9

14.      ASSIGNMENT....................................................9

15.      AMENDMENT OR MODIFICATION.....................................9

16.      GOVERNING LAW.................................................9

$$

17.      NOTICES.......................................................9

18.      INTERPRETATION...............................................10

19.      SEVERABILITY.................................................10

20.      DISPUTE RESOLUTION...........................................10

21.      INDEMNIFICATION..............................................10

22.      ADVANCEMENT OF EXPENSES......................................11

         (a)      Disputes Under this Agreement.......................11

         (b)      Other Proceedings...................................11

         (c)      Reimbursement.......................................11

23.      WAIVER.......................................................11

24.      COMPLETE AGREEMENT...........................................11

                                       14